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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549


                                   FORM 8-K/A


                                 CURRENT REPORT
     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934


                                 APRIL 16, 2004
                Date of Report (Date of earliest event reported)


                      WHITE MOUNTAINS INSURANCE GROUP, LTD.
             (Exact name of registrant as specified in its charter)


            BERMUDA                        1-8993                94-2708455
(State or other jurisdiction of         (Commission           (I.R.S. Employer
incorporation or organization)          file number)         Identification No.)


               80 SOUTH MAIN STREET, HANOVER, NEW HAMPSHIRE 03755
                    (Address of principal executive offices)


                                 (603) 640-2200
              (Registrant's telephone number, including area code)


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ITEM 2. ACQUISITION OF ASSETS.

On April 16, 2004, White Mountains Insurance Group, Ltd. ("White Mountains" or the "Registrant") announced that it completed its previously announced acquisition of Sirius Insurance Holding Sweden AB and its subsidiaries, including Sirius International Insurance Corporation, Sirius America Insurance Company and Scandinavian Reinsurance Company, Ltd.

The Purchase Agreement, the Guarantee Agreement by White Mountains Insurance Group, Ltd. in favor ABB Ltd. and the Guarantee Agreement by ABB Ltd. in favor of White Mountains Insurance Group, Ltd. all dated December 8, 2003 were filed previously as exhibits 99(a), 99(b) and 99(c), respectively, to the Registrant's Form 8-K dated December 8, 2003. The press release dated December 9, 2003 was also previously filed as exhibit 99(d) to the Registrant's Form 8-K dated December 8, 2003.

On April 30, 2004, White Mountains filed a Form 8-K disclosing the completion of the acquisition of Sirius Insurance Holding Sweden AB and its subsidiaries. This current report on Form 8-K/A amends the Form 8-K filed on April 30, 2004, to provide the financial statements and pro forma financial information required pursuant to Item 7 of Form 8-K.

ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

(a) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED.

The audited consolidated financial statements of Sirius Insurance Holding Sweden AB for the year ended December 31, 2003 are enclosed herein as Exhibit 99(f).

(b) PRO FORMA FINANCIAL INFORMATION.

The unaudited pro forma condensed combined balance sheet of the Registrant as of December 31, 2003 and the unaudited pro forma condensed combined income statement of the Registrant for the year ended December 31, 2003 are enclosed herein as Exhibit 99(g).

(c) Exhibits.  The following exhibits are filed herewith:

EXHIBIT NO.       DESCRIPTION

  99(f) The audited consolidated financial statements of Sirius Insurance Holding Sweden AB for the year ended December 31, 2003.

  99(g) The unaudited pro forma condensed combined balance sheet of the Registrant as of December 31, 2003 and the unaudited pro forma condensed combined income statement of the Registrant for the year ended December 31, 2003.

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                              WHITE MOUNTAINS INSURANCE GROUP, LTD.

DATED: June 28, 2004          By: /s/ J. BRIAN PALMER
                                      ------------------------
                                      J. Brian Palmer
                                      CHIEF ACCOUNTING OFFICER